[logo] M F S(R)                                             SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                       DECEMBER 31, 2001

[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             CORE EQUITY FUND

MFS(R) INSTITUTIONAL CORE EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

   NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)


JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company,           Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  Brands, Inc. (disposable consumer
Trustee                                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                              Assistant Treasurer
Massachusetts Financial Services Company, Chairman  Massachusetts Financial Services
and Chief Executive Officer                         Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial services Company, Senior    ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel        Treasurer
                                                    Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant           Company, Vice President (since September
Treasurer                                           1996)
Massachusetts Financial Services Company, Vice
President                                           JAMES O. YOST (born 06/12/60) Assistant
(since March 1997)                                  Treasurer
                                                    Massachusetts Financial Services
STEPHEN E. CAVAN (born 11/06/53) Secretary and      Company, Senior Vice President
Clerk Massachusetts Financial Services Company,
Senior Vice President, General Counsel and
Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu,
Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the
Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of
117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and
    Exchange Commission (i.e., "public companies").

  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940
    (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE               NO BANK GUARANTEE
      NOT A DEPOSIT         NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

INVESTMENT ADVISER                                  INVESTOR SERVICE
Massachusetts Financial Services Company            MFS Service Center, Inc.
500 Boylston Street                                 P.O. Box 2281
Boston, MA 02116-3741                               Boston, MA 02107-9906

DISTRIBUTOR                                         For general information, call toll free:
MFS Fund Distributors, Inc.                         1-800-225-2606 any business day from
500 Boylston Street                                 8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                    For service to speech- or hearing-
PORTFOLIO MANAGER                                   impaired individuals, call toll free:
John D. Laupheimer, Jr.+                            1-800-637-6576 any business day from 9
Brooks Taylor+                                      a.m. to 5 p.m. Eastern time. (To use
                                                    this service, your phone must be
CUSTODIAN                                           equipped with a Telecommunications
State Street Bank and Trust Company                 Device for the Deaf).

                                                    For share prices, account balances,
INVESTOR INFORMATION                                exchanges or stock and bond outlooks,
For information on MFS mutual funds,                call toll free: 1-800-MFS-TALK
call your investment professional or,               (1-800-637-8255) anytime from a touch-
for an information kit, call toll free:             tone telephone.
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave a           WORLD WIDE WEB
message anytime).                                   www.mfs.com

+ MFS Investment Management

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund provided a total return of -5.12%, including the reinvestment of any dividends and capital gain distributions. During the same period, the fund's returns compare to a -5.55% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P
500), a commonly used measure of the broad stock market. The fund's return also compares to the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, which returned -5.98% during the same period.

During the last six months of the period corporate profits remained under pressure in many industries, demand was generally weak and pricing pressure remained intense in many parts of the economy. Economically sensitive companies in the basic materials, industrial, leisure, and retail sectors continued to struggle and earnings shortfalls were widespread.

Technology companies remained under pressure because of the sharp reduction in capital spending as corporate information technology budgets were slashed in response to profit pressures. Based on our research, this trend could continue for at least the first half of 2002. Broad based market weakness has led to dramatic earnings reductions and losses at numerous technology companies. In our view, it appears that business has bottomed in many segments of technology, but visibility on future business prospects is limited.

In this difficult and uncertain environment, we have tried to own companies that we feel are well positioned in good businesses, have strong shareholder-oriented management teams, possess good growth prospects over the long-term, and generate free cash flow. As discussed below, the fund remained well balanced relative to the index but with a somewhat defensive bias. We expect the market to remain volatile, and our plan is to continue to add quality companies to the portfolio at what we consider to be reasonable valuations.

While the fund posted negative results during the period, our slight outperformance versus the S&P 500 and our Lipper category average during the period can be attributed to the following factors. In the third quarter of 2001 the fund's underweighting in technology stocks provided a significant boost to performance as the sector performed very poorly during the first three months of the period. Also during the first three months of the period, favorable stock selection among financial services, health care, and leisure stocks provided a positive contribution.

Within the financial services sector our focus on government-sponsored mortgage enterprises such as Freddie Mac, insurance provider American International Group, and banks such as Bank of America and Wells Fargo aided our relative performance. Significant positions in health care stocks, such as Bristol-Myers Squibb, Johnson & Johnson, Schering Plough, Eli Lilly, and Cardinal Health, helped our results relative to the S&P 500.

In the second half of the period, we witnessed a dramatic reversal of the negative investor sentiment toward technology stocks as the average tech stock appreciated approximately 35% during the fourth quarter of 2001. While the fund had significant positions in stocks such as Analog Devices, Cisco, Dell, and VERITAS that performed well during the fourth quarter, the fund's overall underweighting in technology versus the S&P 500 had a significant adverse affect on performance.

As we look ahead to 2002, we believe that global economies will remain weak over the near term but could gradually improve as the year progresses. The significant reduction in interest rates by the Federal Reserve Board is expected to have a positive impact on domestic economic activity. On the other hand, factors such as rising unemployment, pressure on state budgets, restrained corporate capital spending, and high consumer debt levels could dampen an economic recovery. Despite the mixed signals the economy is sending, we believe the fund is well positioned in this environment. We've maintained our long-term and valuation-sensitive orientation, having held a heavier concentration of diversified, high-quality financial services companies and defensive health care stocks. At the same time, we have considerable exposure to cyclical areas of the market such as technology, retailing, and media and broadcasting, because we think these areas could lead the market once an economic recovery takes hold.

    Respectfully,

/s/ John D. Laupheimer, Jr.                         /s/ Brooks Taylor

    John D. Laupheimer, Jr.                             Brooks Taylor
    Portfolio Manager                                   Portfolio Manager

Note to Shareholders: Effective July 2, 2001, Brooks Taylor became a manager of the fund.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr., CFA, is Senior Vice President and Director of Equity Research of MFS Investment Management(R) (MFS(R)). He also manages the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines.

As Director of Equity Research, he is responsible for the hiring, training, and industry assignments of our team of equity research analysts as well as the overall strategic direction of our MFS Original Research(R) process.

John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999.

John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

Brooks Taylor is Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of the growth and income and core portfolios of our mutual funds, variable annuities, and institutional accounts.

Brooks joined MFS in 1996. Prior to MFS, he was an analyst with Lodestar Group, a subsidiary of Societe Generale. He has also held positions as an analyst with Fidelity Management and Research Company and Salomon Brothers.

He was named Vice President of MFS in 1998.

Brooks earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Arts degree in economics from Yale University.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more complete information, including charges and expenses, for any of the MFS products can be obtained from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $15.5 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                                  6 Months           1 Year          3 Year
---------------------------------------------------------------------------
Cumulative Total Return             -5.12%          -15.86%          -6.73%
---------------------------------------------------------------------------
Average Annual Total Return          --             -15.86%          -2.30%
---------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Institutional Core Equity Fund, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                            NUMBER OF SHARES
                                                          --------------------
                                                                       WITHHOLD
NOMINEE                                                    FOR        AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                  828,993.147            0
John W. Ballen                                     828,993.147            0
Lawrence H. Cohn                                   828,993.147            0
J. David Gibbons                                   828,993.147            0
William R. Gutow                                   828,993.147            0
J. Atwood Ives                                     828,993.147            0
Abby M. O'Neill                                    828,993.147            0
Lawrence T. Perera                                 828,993.147            0
William J. Poorvu                                  828,993.147            0
Arnold D. Scott                                    828,993.147            0
J. Dale Sherratt                                   828,993.147            0
Elaine R. Smith                                    828,993.147            0
Ward Smith                                         828,993.147            0

ITEM 2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    828,993.147
Against                                                          0
Abstain                                                          0

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    828,993.147
Against                                                          0
Abstain                                                          0

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    828,993.147
Against                                                          0
Abstain                                                          0

ITEM 5. To change the investment policy relating to investment in common stocks and other types of securities from fundamental to non-fundamental. (Item 5 is not applicable for MFS Institutional Core Equity Fund.)

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    828,993.147
Against                                                          0
Abstain                                                          0

ITEM 6. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    828,993.147
Against                                                          0
Abstain                                                          0

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Stocks - 89.6%
------------------------------------------------------------------------------
ISSUER                                                SHARES             VALUE
------------------------------------------------------------------------------
U.S. Stocks - 79.7%
  Aerospace - 0.4%
    Boeing Co.                                           957       $    37,113
    Northrop Grumman Corp.                               300            30,243
                                                                   -----------
                                                                   $    67,356
------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.0%
    Bank of America Corp.                              2,127       $   133,895
    Capital One Financial Corp.                        1,628            87,831
    Comerica, Inc.                                     1,598            91,565
    PNC Financial Services Group Co.                   1,605            90,201
    Wells Fargo Co.                                    4,899           212,861
                                                                   -----------
                                                                   $   616,353
------------------------------------------------------------------------------
  Biotechnology - 3.1%
    Eli Lilly & Co.                                    4,747       $   372,829
    Guidant Corp.*                                     2,190           109,062
                                                                   -----------
                                                                   $   481,891
------------------------------------------------------------------------------
  Business Machines - 4.1%
    Dell Computer Corp.*                               3,530       $    95,945
    International Business Machines Corp.              3,553           429,771
    Motorola, Inc.                                     7,653           114,948
                                                                   -----------
                                                                   $   640,664
------------------------------------------------------------------------------
  Business Services - 2.9%
    Automatic Data Processing, Inc.                    1,546       $    91,059
    Concord EFS, Inc.*                                 1,709            56,021
    FedEx Corp.*                                         800            41,504
    First Data Corp.                                   3,324           260,768
                                                                   -----------
                                                                   $   449,352
------------------------------------------------------------------------------
  Cellular Phones - 0.2%
    QUALCOMM, Inc.*                                      700       $    35,350
------------------------------------------------------------------------------
  Chemicals - 0.6%
    Praxair, Inc.                                      1,706       $    94,257
------------------------------------------------------------------------------
  Computer Software - 0.9%
    Oracle Corp.*                                     10,446       $   144,259
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.0%
    Microsoft Corp.*                                   4,752       $   314,915
------------------------------------------------------------------------------
  Computer Software - Systems - 1.2%
    Adobe Systems, Inc.                                2,197       $    68,217
    BMC Software, Inc.*                                2,319            37,962
    VERITAS Software Corp.*                            1,718            77,018
                                                                   -----------
                                                                   $   183,197
------------------------------------------------------------------------------
  Consumer Goods & Services - 3.7%
    Gillette Co.                                       2,195       $    73,313
    Kimberly-Clark Corp.                                 900            53,820
    Phillip Morris Cos., Inc.                          4,250           194,863
    Procter & Gamble Co.                               3,133           247,914
                                                                   -----------
                                                                   $   569,910
------------------------------------------------------------------------------
  Electrical Equipment - 3.4%
    Danaher Corp.                                      1,321       $    79,670
    General Electric Co.                              11,292           452,583
                                                                   -----------
                                                                   $   532,253
------------------------------------------------------------------------------
  Electronics - 1.9%
    Analog Devices, Inc.*                              3,409       $   151,325
    Intel Corp.                                        2,677            84,192
    Texas Instruments, Inc.                            2,113            59,164
                                                                   -----------
                                                                   $   294,681
------------------------------------------------------------------------------
  Entertainment - 2.9%
    AOL Time Warner, Inc.*                             3,986       $   127,951
    Clear Channel Communications, Inc.*                1,993           101,464
    Viacom, Inc., "B"*                                 4,984           220,043
                                                                   -----------
                                                                   $   449,458
------------------------------------------------------------------------------
  Financial Institutions - 8.6%
    Citigroup, Inc.                                    4,546       $   229,482
    Fannie Mae                                         3,428           272,526
    Freddie Mac                                        7,338           479,905
    Goldman Sachs Group, Inc.                            712            66,038
    State Street Corp.                                 5,350           279,538
                                                                   -----------
                                                                     1,327,489
------------------------------------------------------------------------------
  Food & Beverage Products - 1.6%
    Anheuser-Busch Cos., Inc.                          3,759       $   169,945
    PepsiCo, Inc.                                      1,415            68,896
                                                                   -----------
                                                                   $   238,841
------------------------------------------------------------------------------
  Forest & Paper Products - 0.7%
    International Paper Co.                            2,835       $   114,392
------------------------------------------------------------------------------
  Insurance - 5.2%
    AFLAC, Inc.                                        2,697       $    66,238
    American International Group, Inc.                 4,236           336,339
    CIGNA Corp.                                          682            63,187
    Hartford Financial Services Group, Inc.            1,219            76,590
    MetLife, Inc.                                      2,357            74,670
    The St. Paul Cos., Inc.                            3,123           137,318
    UnumProvident Corp.                                1,680            44,537
                                                                   -----------
                                                                   $   798,879
------------------------------------------------------------------------------
  Machinery - 0.7%
    Deere & Co.                                        2,416       $   105,483
------------------------------------------------------------------------------
  Medical & Health Products - 9.5%
    Allergan, Inc.                                     1,098       $    82,405
    American Home Products Corp.                       3,949           242,311
    Applera Corp. - Applied Biosystems Group           2,120            83,252
    Bristol-Myers Squibb Co.                           1,300            66,300
    Genentech, Inc.*                                   1,400            75,950
    Johnson & Johnson Co.                              5,248           310,157
    Merck & Co., Inc.                                  2,300           135,240
    Pfizer, Inc.                                      10,026           399,536
    Schering Plough Corp.                              2,090            74,843
                                                                   -----------
                                                                   $ 1,469,994
------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.5%
    Cardinal Health, Inc.                              1,710       $   110,568
    Genzyme Corp.*                                       600            35,916
    HCA, Inc.                                          2,246            86,561
                                                                   -----------
                                                                   $   233,045
------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                        2,717       $    96,589
------------------------------------------------------------------------------
  Oils - 3.3%
    Anadarko Petroleum Corp.                           1,122       $    63,786
    Apache Corp.                                         706            35,215
    Exxon Mobil Corp.                                 10,424           409,663
                                                                   -----------
                                                                   $   508,664
------------------------------------------------------------------------------
  Printing & Publishing - 3.0%
    Gannett Co., Inc.                                  2,307       $   155,100
    McGraw-Hill Cos., Inc.                             1,321            80,554
    New York Times Co.                                 5,131           221,916
                                                                   -----------
                                                                   $   457,570
------------------------------------------------------------------------------
  Restaurants & Lodging
    Starwood Hotels & Resorts Co.                        100       $     2,985
------------------------------------------------------------------------------
  Retail - 2.6%
    Gap, Inc.                                          2,500       $    34,850
    Sears, Roebuck & Co.                               2,700           128,628
    Target Corp.                                       2,545           104,473
    Wal-Mart Stores, Inc.                              2,344           134,897
                                                                   -----------
                                                                   $   402,848
------------------------------------------------------------------------------
  Special Products & Services - 0.8%
    Minnesota Mining & Manufacturing Co.                 976       $   115,373
------------------------------------------------------------------------------
  Supermarket - 1.8%
    Safeway, Inc.*                                     6,603       $   275,675
------------------------------------------------------------------------------
  Telecom - Wireline - 1.0%
    AT&T Wireless Services, Inc.*                      3,832       $    55,066
    Cisco Systems, Inc.*                               5,841           105,780
                                                                   -----------
                                                                   $   160,846
------------------------------------------------------------------------------
  Trucking - 0.5%
    United Parcel Service, Inc.                        1,400       $    76,300
------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    Duke Energy Corp.                                  2,776       $   108,986
    Exelon Corp.                                       1,516            72,586
    NiSource, Inc.                                     2,340            53,960
                                                                   -----------
                                                                   $   235,532
------------------------------------------------------------------------------
  Utilities - Gas - 1.8%
    Dominion Resources, Inc.                           1,555       $    93,456
    El Paso Corp.                                      2,508           111,882
    Williams Cos., Inc.                                2,766            70,588
                                                                   -----------
                                                                   $   275,926
------------------------------------------------------------------------------
  Utilities - Telephone - 3.7%
    AT&T Corp.                                         6,489       $   117,710
    BellSouth Corp.                                    4,700           179,305
    Sprint Corp.                                       6,272           125,942
    Verizon Communications, Inc.                       3,035           144,041
                                                                   -----------
                                                                   $   566,998
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $12,337,325
------------------------------------------------------------------------------
Foreign Stocks - 9.9%
  Bermuda - 1.6%
    Tyco International Ltd. (Conglomerate)             3,118       $   183,650
    XL Capital Ltd. (Insurance)                          800            73,088
                                                                   -----------
                                                                   $   256,738
------------------------------------------------------------------------------
  Canada - 0.6%
    Canadian National Railway Co. (Railroad)           1,860       $    89,801
------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecom - Wireline)              4,862       $   119,265
------------------------------------------------------------------------------
  France - 0.8%
    Total Fina S.A., ADR (Oils)                        1,707       $   119,900
------------------------------------------------------------------------------
  Netherlands - 0.8%
    Akzo Nobel N.V., ADR (Chemicals)                   2,736       $   122,709
------------------------------------------------------------------------------
  Switzerland - 2.5%
    Nestle S.A., ADR (Food & Beverage Products)        3,292       $   175,475
    Novartis AG, ADR (Biotechnology)                   3,669           133,919
    Syngenta AG, ADR (Chemicals)*                      7,985            84,641
                                                                   -----------
                                                                   $   394,035
------------------------------------------------------------------------------
  United Kingdom - 2.8%
    BP Amoco PLC, ADR (Oils)                           3,260       $   151,623
    Diageo PLC, ADR (Food & Beverage Products)         4,216           195,074
    Reuters Group PLC, ADR (Printing & Publishing)     1,464            87,825
                                                                   -----------
                                                                   $   434,522
------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 1,536,970
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $13,606,800)                        $13,874,295
------------------------------------------------------------------------------

Short-Term Obligations - 2.2%
------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
-------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02           $138       $   137,993
    General Electric Capital Corp., due 1/02/02           210           209,990
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                     $   347,983
-------------------------------------------------------------------------------
Repurchase Agreement - 3.3%
-------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02,
      total to be received $509,052 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                            $509       $   509,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $14,463,783)                    $14,731,278
Other Assets, Less Liabilities - 4.9%                                   758,228
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $15,489,506
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
----------------------------------------------------------------------------
DECEMBER 31, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $14,463,783)           $14,731,278
  Investment of cash collateral for securities loaned,
    at identified cost and value                                   1,583,286
  Cash                                                                    22
  Foreign currency, at value (identified cost, $13)                       13
  Receivable for fund shares sold                                    900,000
  Interest and dividends receivable                                   12,187
                                                                 -----------
      Total assets                                               $17,226,786
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $   103,154
  Collateral for securities loaned, at value                       1,583,286
  Payable to affiliate for management fee                                667
  Payable to investment adviser                                       50,173
                                                                 -----------
      Total liabilities                                          $ 1,737,280
                                                                 -----------
Net assets                                                       $15,489,506
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $18,051,824
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  267,498
  Accumulated net realized loss on investments and
   foreign currency transactions                                  (2,839,699)
  Accumulated undistributed net investment income                      9,883
                                                                 -----------
      Total                                                      $15,489,506
                                                                 ===========
Shares of beneficial interest outstanding                         1,694,674
                                                                  =========
Net asset value, offering price, and redemption price
  per share (net assets / shares of beneficial interest
  outstanding)                                                     $9.14
                                                                   =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                 $    86,594
    Interest                                                       12,353
    Foreign taxes withheld                                           (943)
                                                              -----------
      Total investment income                                 $    98,004
                                                              -----------
  Expenses -
    Management fee                                            $    43,497
    Trustees' compensation                                            755
    Shareholder servicing agent fee                                   437
    Administrative fee                                                363
    Custodian fee                                                   4,047
    Printing                                                        4,071
    Auditing fees                                                  14,750
    Legal fees                                                      6,250
    Registration fees                                               8,530
    Miscellaneous                                                     872
                                                              -----------
      Total expenses                                          $    83,572
    Fees paid indirectly                                             (611)
    Reduction of expenses by investment adviser                   (43,072)
                                                              -----------
      Net expenses                                            $    39,889
                                                              -----------
        Net investment income                                 $    58,115
                                                              -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                   $(1,295,159)
    Foreign currency transactions                                    (438)
                                                              -----------
      Net realized loss on investments and foreign
         currency transactions                                $(1,295,597)
                                                              -----------
  Change in unrealized appreciation -
    Investments                                               $   445,403
    Translation of assets and liabilities in foreign
      currency                                                         15
                                                              -----------
      Net unrealized gain on investments and foreign
        currency translation                                  $   445,418
                                                              -----------
        Net realized and unrealized loss on investments
          and foreign currency                                $  (850,179)
                                                              -----------
          Decrease in net assets from operations              $  (792,064)
                                                              ===========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED           YEAR ENDED
                                                              DECEMBER 31, 2001        JUNE 30, 2001
                                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $     58,115         $    143,200
  Net realized loss on investments and foreign
    currency transactions                                            (1,295,597)          (1,237,707)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                445,418           (1,445,980)
                                                                   ------------         ------------
      Decrease in net assets from operations                       $   (792,064)        $ (2,540,487)
                                                                   ------------         ------------
Distributions declared to shareholders from net
  investment income                                                $   (130,584)        $   (118,386)
                                                                   ------------         ------------
Net increase in net assets from fund share transactions            $  1,030,584         $    742,925
                                                                   ------------         ------------
      Total increase (decrease) in net assets                      $    107,936         $ (1,915,948)
Net assets:
  At beginning of period                                             15,381,570           17,297,518
                                                                   ------------         ------------
  At end of period (including accumulated undistributed net
    investment income of $9,883 and $82,352, respectively)         $ 15,489,506         $ 15,381,570
                                                                   ============         ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                               SIX MONTHS ENDED          ------------------------------         PERIOD ENDED
                                              DECEMBER 31, 2001                2001                2000       JUNE 30, 1999*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $  9.72            $  11.18            $  10.70             $  10.00
                                                        -------            --------            --------             --------
Income from investment operations# -
  Net investment income(S)                              $  0.04             $  0.09            $   0.07             $   0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.54)              (1.48)               0.47                 0.66
                                                        -------            --------            --------             --------
      Total from investment operations                  $ (0.50)           $  (1.39)           $   0.54             $   0.70
                                                        -------            --------            --------             --------
Less distributions declared to shareholders -
  From net investment income                            $ (0.08)           $  (0.07)           $  (0.05)            $ --
  From net realized gain on investments and
    foreign currency transactions                       --                  --                    (0.01)              --
                                                        -------            --------            --------             --------
      Total distributions declared to shareholders      $ (0.08)           $  (0.07)           $  (0.06)            $ --
                                                        -------            --------            --------             --------
Net asset value - end of period                         $  9.14            $   9.72            $  11.18             $  10.70
                                                        =======            ========            ========             ========
Total return                                              (5.12)%++          (12.54)%              5.04%                7.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.56%+              0.57%               0.65%                0.66%+
  Net investment income                                    0.80%+              0.80%               0.69%                0.68%+
Portfolio turnover                                           40%                 82%                 86%                  36%
Net assets at end of period (000 Omitted)               $15,490             $15,382             $17,298              $12,781

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of managment fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                       $ 0.01              $ 0.04              $ 0.03               $(0.01)
      Ratios (to average net assets):
        Expenses##                                         1.16%+              1.00%               1.04%                1.40%+
        Net investment income (loss)                       0.20%+              0.37%               0.30%               (0.06)%+

  * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Core Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)  Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $1,530,629. These loans were collateralized by cash of $1,583,286 which was invested in the following short-term obligations:

                                                               AMORTIZED COST
                                                 SHARES             AND VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  1,583,286            $1,583,286

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

The fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for the fiscal years beginning December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended June 30, 2001, and June 30, 2000, were as follows:

                                             JUNE 30, 2001       JUNE 30, 2000
------------------------------------------------------------------------------
Distributions paid from ordinary income:          $118,386             $64,398

As of June 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                  Undistributed ordinary income$     82,352
                  Capital loss carryforward        (429,153)
                  Unrealized loss                (1,292,869)

At June 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $429,153 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008, $(244,887) and June 30, 2009 $(184,266).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended December 31, 2001 were 0.55% of average daily net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,785,078 and $5,084,576, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $14,692,650
                                                                   -----------
Gross unrealized appreciation                                      $   848,453
Gross unrealized depreciation                                         (809,825)
                                                                   -----------
    Net unrealized appreciation                                    $    38,628
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                     SIX MONTHS ENDED DECEMBER 31, 2001        YEAR ENDED JUNE 30, 2001
                                     ----------------------------------     ---------------------------
                                                 SHARES          AMOUNT        SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                      97,614    $    900,000       276,131      $  3,050,000
Shares issued to shareholders in
  reinvestment of distributions                  14,224         130,584        10,772           118,387
Shares reacquired                               --             --            (251,083)       (2,425,462)
                                              ---------    ------------     ---------      ------------
    Net increase                                111,838    $  1,030,584        35,820      $    742,925
                                              =========    ============     =========      ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2001, was $64. The fund had no borrowings during the period.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                           ICE-3 2/02 XXM